Federated Municipal Ultrashort Fund
A Portfolio of Federated Fixed Income Securities, Inc.
Class A Shares (FMUUX)
Institutional Shares (FMUSX)

SUPPLEMENT TO PROSPECTUS nOVEMBER 30, 2012
Under the heading entitled “ How is the Fund Sold?,” please add the following under the heading entitled “A Class”:
“A shareholder in the Fund's A class may convert their Shares into the IS class of the Fund if the shareholder meets the IS class eligibility criteria and investment minimum. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert your Shares.”
April 4, 2013
Federated Municipal Ultrashort Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451593 (3/13)